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                                                                    EXHIBIT 10.2


                     FIRST AMENDMENT TO SUBLEASE AGREEMENT



     THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (hereinafter referred to as this "First Amendment") is entered into this ___ day of February, 1996, by and between NATIONSBANK, N.A. (SOUTH), a national banking association (hereinafter referred to as "Sublessor"), and FORSYTH BANK SHARES, INC., a Georgia corporation, holding company of The Citizens Bank of Forsyth County (hereinafter referred to as "Sublessee").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Sublessee and Sublessor entered into that certain Lease Agreement, dated February ____, 1996 (hereinafter referred to as the "Lease"), pursuant to which Sublessee leased from Sublessor certain space consisting of 4,500 rentable square feet located in a free standing, building with a drive through in Tri-County Plaza Shopping Center located at 501 Highway 9 and 20, Cumming, Georgia (hereinafter referred to as the "Building"), which premises are more particularly described in the Lease (hereinafter referred to as the "Subleased 'Premises"); and

     WHEREAS, Sublessor and Sublessee desire to modify certain provisions of the Sublease in accordance with the terms of this First Amendment;

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree to amend the Sublease as follows:

     1.   Defined Terms.  Capitalized terms used herein, unless otherwise
          -------
defined herein. shall have the meanings ascribed thereto in the Sublease.

     2.   Amendment to Section 8 of the Sublease.  The Sublease is hereby
          --------------------------------------
amended by inserting at the end of Section 8 (a) thereof the following:

     Sublessee acknowledges and agrees that, at the option of Sublessor or Lessor, and upon the request of either such party, Sublessee shall be obligated upon the termination of the term of this Sublease to remove at its sole cost and expense any and all improvements made to the Subleased Premises pursuant to Sublessee's Work and to repair all damage to the Building caused by the installation of said improvements, and, if Sublessee fails to do so, Lessor or Sublessor may remove said improvements and repair any damage resulting therefrom at Sublessee's expense.
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  3.   No Further Amendments; Ratification.  Except as expressly amended herein,
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all terms and conditions of the Sublease remain unamended in full force and effect and are ratified and confirmed by Sublessor and Sublessee. In the event of any conflict between the terms and conditions of this First Amendment and any of the terms and conditions of the Sublease, the terms and conditions of this First Amendment shall control.

  IN WITNESS WHEREOF, the parties have executed this First Amendment on the day and year first above set forth, with the intent that the parties hereto and their successors and permitted assigns will be bound hereby.

                              SUBLESSOR:
                              ----------

                              NATIONSBANK, N.A. (SOUTH)

                              By:
                                 ---------------------------
                              Title:
                                    ------------------------


                              SUBLESSEE:
                              ----------

                              FORSYTH BANK SHARES, INC., a Georgia corporation, the holding corporation of THE CITIZENS BANK OF FORSYTH COUNTY

                              By:  /s/ James J. Myers
                                 ---------------------------------------------

                              Title:  Chairman
                                      ----------------------------------------


                                [CORPORATE SEAL]



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